WALGREEN CO.
2013 OMNIBUS INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

These materials, which may include descriptions of company stock plans, prospectuses and other information and documents, and the information they contain, are provided by Walgreen Co., not by Fidelity, and are not an offer or solicitation by Fidelity for the purchase of any securities or financial instruments.  These materials were prepared by Walgreen Co., which is solely responsible for their contents and for compliance with legal and regulatory requirements.  Fidelity is not connected with any offering or acting as an underwriter in connection with any offering of securities or financial instruments of Walgreen Co.  Fidelity does not review, approve or endorse the contents of these materials and is not responsible for their content.

WALGREEN CO.
2013 OMNIBUS INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
Participant Name:
Participant ID:
Grant Date:
Units Granted:
Vesting:  Three years from grant date
Acceptance Date:
Electronic Signature:
            This document (referred to below as this "Agreement") spells out the terms and conditions of the Restricted Stock Unit Award (the "Award") granted to you by Walgreen Co., an Illinois corporation (the "Company"), pursuant to the Walgreen Co. 2013 Omnibus Incentive Plan (the "Plan") on and as of the Grant Date designated above.  Except as otherwise defined herein, capitalized terms used in this Agreement have the respective meanings set forth in the Plan.  The Plan, as it may be amended from time to time, is incorporated into this Agreement by this reference.
You and the Company agree as follows:
1.            Grant of Restricted Stock Units.  Pursuant to the approval and direction of the Compensation Committee of the Company's Board of Directors (the "Committee"), the Company hereby grants you the number of Restricted Stock Units specified above (the "Restricted Stock Units"), subject to the terms and conditions of the Plan and this Agreement.
2.            Restricted Stock Unit Account and Dividend Equivalents.  The Company will maintain an account (the "Account") on its books in your name to reflect the number of Restricted Stock Units awarded to you as well as any additional Restricted Stock Units credited as a result of Dividend Equivalents.  The Account will be administered as follows:
(a)	The Account is for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company's general assets with respect to such Account.
(b)
As of each record date with respect to which a cash dividend is to paid with respect to shares of Company common stock, par value $.078125 per share ("Common Stock"), the Company will credit your Account with an equivalent amount of Restricted Stock Units determined by dividing the value of the cash dividend that would have been paid on your Restricted Stock Units if they had been shares of Common Stock, divided by the value of Common Stock on such date.

(c)
If dividends are paid in the form of shares of Common Stock rather than cash, then your Account will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had your outstanding Restricted Stock Units been shares of Common Stock.

(d)	Additional Restricted Stock Units credited via dividend equivalents shall vest or be forfeited at the same time as the Restricted Stock Units to which they relate.
3.            Restricted Period.  The period prior to the vesting date with respect each Restricted Stock Unit is referred to as the "Restricted Period."  Subject to the provisions of the Plan and this Agreement, unless vested or forfeited earlier as described in Section 4, 5, 6 or 7 of this Agreement, as applicable, your Restricted Stock Units will become vested and be settled as described in Section 8 below, as of the vesting date or dates indicated in the introduction to this Agreement, provided the performance goal in this Section 3, ("Performance Goal") is satisfied in the [performance period] ending [date].  The Performance Goal is attainment of [  ]% of threshold [performance metric] established as a goal for the [performance period] ending [date], as determined under the Management Incentive Plan and certified by the Committee.  If the Performance Goal is not attained as of the end of the [performance period], the Restricted Stock Units awarded hereunder shall be thereupon forfeited.
4.            Disability or Death.  If during the Restricted Period you have a Termination of Service by reason of Disability or death, then the Restricted Stock Units will become fully vested as of the date of your Termination of Service and the Vesting Date shall become the date of your Termination of Service.  Any Restricted Stock Units becoming vested by reason of your Termination of Service by reason of Disability or death shall be settled as provided in Section 8.
5.            Retirement and Involuntary Termination of Service.  If within 12 months of the Vesting Date you have a Termination of Service by reason of Retirement or you have an involuntary (as determined by the Committee) Termination of Service other than for Cause (as defined in Section 7), then the Vesting Date shall become the date of your Termination of Service.  Any Restricted Stock Units becoming vested by reason of your Retirement or involuntary termination shall be settled as provided in Section 8.
6.            Termination of Service Following a Change in Control.  If during the Restricted Period there is a Change in Control of the Company and within the one-year period thereafter you have a Termination of Service initiated by the Company (or a Subsidiary of the Company if such Subsidiary is your direct employer) other than for Cause (as defined in Section 7), then your Restricted Stock Units shall become fully vested, and they shall be settled in accordance with Section 9.
7.            Other Termination of Service.  If during the Restricted Period you have a Termination of Service by reason of voluntary quit or resignation, or if you are terminated for Cause, or if you have a Termination of Service for any reason other than as set forth in Section 4, 5, or 6 above or Section 10 below, as determined by the Committee, then you shall thereupon forfeit any Restricted Stock Units that are still in a Restricted Period on your termination date.  For purposes of this Section 7, "Cause" means any one or more of the following, as determined by the Committee in its sole discretion:

(a)	your commission of a felony or any crime of moral turpitude;
(b)	your dishonesty or material violation of standards of integrity in the course of fulfilling your employment duties to the Company or any Affiliate;
(c)	your material violation of a material written policy of the Company or any Affiliate violation of which is grounds for immediate termination;
(d)
your willful and deliberate failure to perform your employment duties to the Company or any Affiliate in any material respect, after reasonable notice of such failure and an opportunity to correct it; or

(e)
your failure to comply in any material respect with the Foreign Corrupt Practices Act, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and the Truth in Negotiations Act, or any rules or regulations thereunder.

8.            Settlement of Vested Restricted Stock Units.  Subject to the requirements of Section 13 below, as promptly as practicable after the applicable Vesting Date, whether occurring upon your Separation from Service or otherwise, but in no event later than 75 days after the Vesting Date, the Company shall transfer to you one share of Common Stock for each Restricted Stock Unit becoming vested at such time, net of any applicable tax withholding requirements in accordance with Section 10 below; provided, however, that, if you are a Specified Employee at the time of Separation from Service, then to the extent your Restricted Stock Units are deferred compensation subject to Section 409A of the Code, settlement of which is triggered by your Separation from Service (other than for death), payment shall not be made until the date which is six months after your Separation from Service.  Fractional shares shall be settled in cash at the same time as your shares of Common Stock are delivered.
9.            Settlement Following Change in Control.  Notwithstanding any provision of this Agreement to the contrary, the Company may, in its sole discretion, fulfill its obligation with respect to all or any portion of the Restricted Stock Units that become vested in accordance with Section 6 above, by:
(a)
delivery of (i) the number of shares of Common Stock that corresponds with the number of Restricted Stock Units that have become vested or (ii) such other ownership interest as such shares of Common Stock that correspond with the vested Restricted Stock Units may be converted into by virtue of the Change in Control transaction;

(b)	payment of cash in an amount equal to the fair market value of the Common Stock that corresponds with the number of vested Restricted Stock Units at that time; or
(c)
delivery of any combination of shares of Common Stock (or other converted ownership interest) and cash having an aggregate fair market value equal to the fair market value of the Common Stock that corresponds with the number of Restricted Stock Units that have become vested at that time.

Settlement shall be made as soon as practical after the Restricted Stock Units become fully vested under Section 7, but in no event later than 30 days after such date.
10.            Tax Withholding.  The Company may make such provisions and take such actions as it may deem necessary or appropriate for the withholding of any Federal, state, local income and employment taxes and other taxes required by law to be withheld with respect to the Restricted Stock Units, including, but not limited to, deducting the amount of any such withholding taxes from the amount to be paid hereunder, whether in Common Stock or in cash, or from any other amount then or thereafter payable to you, or requiring you or your beneficiary or legal representative to pay to the Company the amount required to be withheld or to execute such documents as the Committee or its designee deems necessary or desirable to enable the Company to satisfy its withholding obligations.  The Company may refuse to deliver Common Stock if you, your beneficiary or legal representative fail to comply with your or its obligations under this Section.  Regardless of any action the Company takes with respect to any or all income tax, social security, payroll tax, payment on account or other tax-related withholding ("Taxes") that you are required to bear pursuant to all applicable laws, any and all Taxes are your responsibility.
11.            Nontransferability.  During the Restricted Period and thereafter until Common Stock is transferred to you in settlement thereof, you may not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Restricted Stock Units whether voluntarily or involuntarily or by operation of law, other than by beneficiary designation effective upon your death, or by will or by the laws of intestacy.
12.            Rights as Shareholder.  You shall have no rights as a shareholder of the Company with respect to the Restricted Stock Units until such time as a certificate of stock for the Common Stock issued in settlement of such Restricted Stock Units has been issued to you or such shares of Common Stock have been recorded in your name in book entry form. Until that time, you shall not have any voting rights with respect to the Restricted Stock Units.  Except as provided in Section 9 above, no adjustment shall be made for dividends or distributions or other rights with respect to such shares for which the record date is prior to the date on which you become the holder of record thereof.  Anything herein to the contrary notwithstanding, if a law or any regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Company or you to take any action before shares of Common Stock can be delivered to you hereunder, then the date of delivery of such shares may be delayed accordingly.
13.            Securities Laws.  If a Registration Statement under the Securities Act of 1933, as amended, is not in effect with respect to the shares of Common Stock to be delivered pursuant to this Agreement, you hereby represent that you are acquiring the shares of Common Stock for investment and with no present intention of selling or transferring them and that you will not sell or otherwise transfer the shares except in compliance with all applicable securities laws and requirements of any stock exchange on which the shares of Common Stock may then be listed.
14.            Change in Common Stock.  In the event of any change in Common Stock, by reason of any stock dividend, recapitalization, reorganization, split-up, merger, consolidation, exchange of shares, or of any similar change affecting Common Stock, the number of Restricted Stock Units subject to this Agreement shall be equitably adjusted by the Committee.
15.            No Guarantee of Employment.  Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any of its subsidiaries to terminate your employment at any time, nor confer upon your or any employee any right to continue in the employ of the Company or any of its subsidiaries.  No employee shall have a right to be selected to be granted Restricted Stock Units or any other Award under the Plan.
16.            Committee Authority; Recoupment.  It is expressly understood that the Committee is authorized to administer, construe and make all determinations necessary or appropriate for the administration of the Plan and this Agreement, including the enforcement of any recoupment policy, all of which shall be binding upon you and any claimant.  Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.
17.            Non-Competition, Non-Solicitation and Confidentiality.  As a condition to the receipt of this Restricted Stock Unit Award, you must agree to the Non-Competition, Non-Solicitation and Confidentiality Agreement attached hereto as Exhibit A by executing that Agreement.  Failure to execute and return the Non-Competition, Non-Solicitation and Confidentiality Agreement within 120 days of the Award Date shall constitute your decision to decline to accept this Restricted Stock Unit Award.
18.            Amendment or Modification, Waiver.  Except as set forth in the Plan, no provision of this Agreement may be amended or waived unless the amendment or waiver is agreed to in writing, signed by you and by a duly authorized officer of the Company. No waiver of any condition or provision of this Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.
19.            Governing Law and Jurisdiction.  This Agreement is governed by the substantive and procedural laws of the state of Illinois.  You and the Company shall submit to the exclusive jurisdiction of, and venue in, the courts in Illinois in any dispute relating to this Agreement.
20.            Conformity with Applicable Law.  If any provision of this Agreement is determined to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement or the validity, legality or enforceability of such provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
21.            Successors.  This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon your death, acquire any rights hereunder.
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This Agreement contains highly sensitive and confidential information.  Please handle it accordingly.

Please read the attached Exhibit A.  Once you have read and understood this Agreement and Exhibit A, please click the acceptance box to certify and confirm your agreement to be bound by the terms and conditions of this Agreement and Exhibit A, and to acknowledge your receipt of the Prospectus, the Plan and this Agreement and your acceptance of the terms and conditions of the Restricted Stock Unit Award granted hereunder.

EXHIBIT A
WALGREEN CO. NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT
This Exhibit forms a part of the Restricted Stock Unit Agreement covering Restricted Stock Units awarded to an employee of Walgreen Co., on behalf of itself, its affiliates, subsidiaries, and successors (collectively referred to as "Employee" and the "Company").
WHEREAS, the Company develops and/or uses valuable business, technical, proprietary, customer and patient information it protects by limiting its disclosure and by keeping it secret or confidential;
WHEREAS, Employee acknowledges that during the course of employment, he or she has or will receive, contribute, or develop such confidential information; and
WHEREAS, the Company desires to protect from its competitors such confidential information and also desires to protect its legitimate business interests and goodwill in maintaining its employee and customer relationships.
NOW THEREFORE, in consideration of the Restricted Stock Unit Award issued to Employee pursuant the Agreement to which this is attached as Exhibit A, Employee agrees to be bound by the terms of this Agreement:
1.            Confidentiality.  I understand that during the course of my employment with the Company, I have or will have access to the Company's Confidential Information, meaning information which is not generally ascertainable by proper means by the public, or which has limited disclosure within the Company, or which is treated or designated as confidential; the disclosure of which could reasonably be harmful to the Company's legitimate business interests.
I understand that "Confidential Information" includes, but is not limited to, the following:
(a)	business or marketing plans, trade secrets, selling and pricing procedures and techniques, customer records,
(b)	customer lists, requirements, and information,
(c)	databases and software developed or used by the Company, financial information and projections, and other information for which the Company has assumed an obligation of confidentiality.
I agree to only use the Company's Confidential Information as necessary to perform my job during my employment with the Company.  I agree not to disclose any Confidential Information to anyone outside the Company without the Company's prior written consent, unless as necessary to perform my job during my employment with the Company.  I agree that these obligations apply during my employment with the Company and at all times thereafter.
2.            Non-Competition.  I agree that during my employment with the Company and for one year after the termination of my employment, I will not, directly or indirectly, invest in, own, operate, finance, control, or provide Competing Services to any Competing Business Line, in both cases as defined below.  I understand that the restrictions in this paragraph apply no matter whether my employment is terminated by me or the Company and no matter whether that termination is voluntary or involuntary.  The above restrictions shall not apply to passive investments of less than 5% ownership interest in any entity. I understand that the term "Competing Business Line" used in this Agreement means any business that is in competition with any business engaged in by the Company with respect to which I provide substantial services during the last two years of my employment with the Company.
I understand that I will be deemed to be providing "Competing Services" if the nature of such services are sufficiently similar in position scope and geographic scope to any position held by me during the last two years of my employment with the Company, such that my engaging in such services on behalf of a Competing Business Line may pose competitive harm to the Company.
3.            Non-Solicitation.  I agree that during my employment with the Company and for two years after the termination of my employment from the Company for any reason, whether voluntary or involuntary:
(a)	I will not directly or indirectly, offer, provide or sell or participate in offering, providing or selling, products or services competitive with or similar to products or services offered by, developed by, designed by or distributed by the Company to any person, company or entity which was a customer, potential customer or referral source of the Company for such products or services and with which I had direct contact or about which I learned confidential information regarding such products or services at any time during the last two years of my employment with the Company;
(b)	I will not directly or indirectly solicit or participate in soliciting products or services competitive with or similar to products or services offered by, developed by, designed by or distributed by the Company to any person, company or entity which was a customer, potential customer or referral source of the Company for such products or services and with which I had direct contact or about which I learned confidential information regarding such products or services at any time during the last two years of my employment with the Company
(c)	I will not, nor will I assist any third party to, directly or indirectly (i) raid, hire, solicit, or attempt to persuade any employee of the Company or any person who was an employee of the Company during the 6 months preceding the termination of my employment with the Company, who possesses or had access to confidential information of the Company, to leave the employ of the Company; (ii) interfere with the performance by any such persons of their duties for the Company; or (iii) communicate with any such persons for the purposes described in items (i) and (ii) in this paragraph.
4.            Non-Inducement.  I will not directly or indirectly assist or encourage any person or entity in carrying out or conducting any activity that would be prohibited by this Agreement if such activity were carried out or conducted by me.
5.            Nondisparagement.  I agree (whether or not I am then an Employee) not to make negative comments or otherwise disparage the Company, its Affiliates, or any of their officers, directors, employees, shareholders, members, agents or products other than in the good faith performance of my duties to the Company and its Affiliates while I am employed by the Company and its Affiliates and thereafter.  The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).
6.            Return of Company Property.  I agree that I will not take any of the Company's property or information with me when I leave the Company's employ, no matter what form that property or information is in and no matter how I acquired it.  When my employment with the Company terminates, I will immediately return to the Company any and all Company information, documents, and electronics.
7.            Consideration and Acknowledgments.  Employee acknowledges and agrees that the covenants described in this Agreement are essential terms, and the underlying Restricted Stock Unit Award would not be provided by the Company in the absence of these covenants.  Employee further acknowledges that these covenants are supported by adequate consideration as set forth in this Agreement, that full compliance with these covenants will not prevent Employee from earning a livelihood following the termination of his or her employment, and that these covenants do not place undue restraint on Employee and are not in conflict with any public interest.  Employee further acknowledges and agrees that Employee fully understands these covenants, has had full and complete opportunity to discuss and resolve any ambiguities or uncertainties regarding these covenants before signing this Agreement, that these covenants are reasonable and enforceable in every respect, and has voluntarily agreed to comply with these covenants for their stated term.  Employee agrees that in the event he or she is offered employment with a Competing Business at any time in the future, Employee shall immediately notify the Competing Business of the existence of the covenants set forth above.
8.            Enforceability; General Provisions.
(a)	I agree that the restrictions contained in this Agreement are reasonable and necessary to protect the Company's legitimate business interests and that full compliance with the terms of this Agreement will not prevent me from earning a livelihood following the termination of my employment, and that these covenants do not place undue restraint on me.
(b)	Because the Company's current base of operations is in Illinois, I consent to the jurisdiction of the state and federal courts of Illinois with respect to any claim arising out of this Agreement.
(c)	Because the Company's current base of operations is in Illinois, I agree that this Agreement shall be governed by the laws of Illinois without regard to its choice of law rules.
(d)	In the event of a breach or a threatened breach of this Agreement, I acknowledge that the Company will face irreparable injury which may be difficult to calculate in dollar terms and that the Company shall be entitled, in addition to all remedies otherwise available in law or in equity, to temporary restraining orders and preliminary and final injunctions enjoining such breach or threatened breach in any court of competent jurisdiction without the necessity of posting a surety bond, as well as to obtain an equitable accounting of all profits or benefits arising out of any violation of this Agreement.
(e)	I agree that if a court determines that any of the provisions in this Agreement is unenforceable or unreasonable in duration, territory, or scope, then that court shall modify those provisions so they are reasonable and enforceable, and enforce those provisions as modified.
(f)	If any phrase or provision of this Agreement is declared invalid or unenforceable by a court of competent jurisdiction, that phrase, clause or provision shall be deemed severed from this Agreement, and will not affect the enforceability of any other provisions of this Agreement, which shall otherwise remain in full force and effect.
(g)	Notwithstanding the foregoing provisions of this Agreement, the non-competition provisions of Paragraph 2 above shall not restrict Employee from performing legal services as a licensed attorney for a Competing Business to the extent that the attorney licensure requirements in the applicable jurisdiction do not permit Employee to agree to the otherwise applicable restrictions of Paragraph 2.
(h)	Waiver of any of the provisions of this Agreement by the Company in any particular instance shall not be deemed to be a waiver of any provision in any other instance and/or of the Company's other rights at law or under this Agreement.
(i)	I agree that the Company may assign this Agreement to its successors and that any such successor may stand in the Company's shoes for purposes of enforcing this Agreement.
(j)	I agree to reimburse Company for all attorneys' fees, costs, and expenses that it reasonably incurs in connection with enforcing its rights and remedies under this Agreement, but only to the extent the Company is ultimately the prevailing party in the applicable legal proceedings.
(k)	If I violate this Agreement, then the restrictions set out in Paragraphs 2 - 5 shall be extended by the same period of time as the period of time during which the violation(s) occurred.
(l)	I fully understand my obligations in this Agreement, have had full and complete opportunity to discuss and resolve any ambiguities or uncertainties regarding these covenants before signing this Agreement, and have voluntarily agreed to comply with these covenants for their stated terms.
9.            Relationship of Parties.  I acknowledge that my relationship with the Company is "terminable at will" by either party and that the Company or I can terminate the relationship with or without cause and without following any specific procedures.  Nothing contained in this Agreement is intended to or shall be relied upon to alter the "terminable at will" relationship between the parties.
10.            Modifications and Other Agreements.  I agree that the terms of this Agreement may not be modified except by a written agreement signed by both me and the Company.  This Agreement shall not supersede any other restrictive covenants to which I may be subject under an employment contract, benefit program or otherwise, such that the Company may enforce the terms of any and all restrictive covenants to which I am subject.
11.            Notification.  I agree that in the event I am offered employment at any time in the future with any entity that may be considered a Competing Business Line, I shall immediately notify such Competing business of the existence and terms of this Agreement.  I also understand and agree that the Company may notify anyone later employing me of the existence and provisions of this Agreement.
            ***                    ***                    ***                    ***                    ***
            By clicking the acceptance box for this grant agreement, I acknowledge receipt of the Restricted Stock Unit Agreement to which this Agreement is attached as Exhibit A, and I agree to the terms and conditions expressed in this Agreement.

15035180\V-3

(Alternate Form)

WALGREEN CO.
2013 OMNIBUS INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

WALGREEN CO.
2013 OMNIBUS INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
Participant Name ("you"):
Participant ID:
Grant Date:
Shares Granted:
Vesting Date:
Acceptance Date:
Electronic Signature:
This document (referred to below as this "Agreement") spells out the terms and conditions of the Restricted Stock Unit Award (the "Award") granted to you by Walgreen Co., an Illinois corporation (the "Company"), pursuant to the Walgreen Co. 2013 Omnibus Incentive Plan (the "Plan") on and as of the Grant Date designated above.  Except as otherwise defined herein, capitalized terms used in this Agreement have the respective meanings set forth in the Plan.  The Plan, as it may be amended from time to time, is incorporated into this Agreement by this reference.
You and the Company agree as follows:
1.            Grant of Restricted Stock Units.  Pursuant to the approval and direction of the Compensation Committee of the Company's Board of Directors (the "Committee"), the Company hereby grants you the number of Restricted Stock Units specified above (the "Restricted Stock Units"), subject to the terms and conditions of the Plan and this Agreement.
2.            Restricted Stock Unit Account and Dividend Equivalents.  The Company will maintain an account (the "Account") on its books in your name to reflect the number of Restricted Stock Units awarded to you as well as any additional Restricted Stock Units credited as a result of Dividend Equivalents.  The Account will be administered as follows:
(a)	The Account is for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company's general assets with respect to such Account.
(b)
As of each record date with respect to which a cash dividend is to paid with respect to shares of Company common stock, par value $.078125 per share ("Common Stock"), the Company will credit your Account with an equivalent amount of Restricted Stock Units determined by dividing the value of the cash dividend that would have been paid on your Restricted Stock Units if they had been shares of Common Stock, divided by the value of Common Stock on such date.

(c)
If dividends are paid in the form of shares of Common Stock rather than cash, then your Account will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had your outstanding Restricted Stock Units been shares of Common Stock.

(d)	Additional Restricted Stock Units credited via dividend equivalents shall vest or be forfeited at the same time as the Restricted Stock Units to which they relate.
3.            Restricted Period.  Subject to the provisions of the Plan and this Agreement, unless vested or forfeited earlier as described in Section 4, 5, 6 or 7 of this Agreement, as applicable, your Restricted Stock Units will become vested and be settled as described in Section 8 below, as of the vesting date or dates indicated in the introduction to this Agreement  The period prior to the vesting date with respect each Restricted Stock Unit is referred to as the "Restricted Period."
4.            Disability or Death.  If during the Restricted Period you have a Termination of Service by reason of Disability or death, then the Restricted Stock Units will become fully vested as of the date of your Termination of Service and the Vesting Date shall become the date of your Termination of Service.  Any Restricted Stock Units becoming vested by reason of your Termination of Service by reason of Disability or death shall be settled as provided in Section 8.
5.            Retirement and Involuntary Termination of Service.  If within 12 months of the Vesting Date you have a Termination of Service by reason of Retirement or you have an involuntary (as determined by the Committee) Termination of Service other than for Cause (as defined in Section 7), then the Vesting Date shall become the date of your Termination of Service.  Any Restricted Stock Units becoming vested by reason of your Retirement or involuntary termination shall be settled as provided in Section 8.
6.            Termination of Service Following a Change in Control.  If during the Restricted Period there is a Change in Control of the Company and within the one-year period thereafter you have a Termination of Service initiated by the Company (or a Subsidiary of the Company if such Subsidiary is your direct employer) other than for Cause (as defined in Section 7), then your Restricted Stock Units shall become fully vested, and they shall be settled in accordance with Section 9.
7.            Other Termination of Service.  If during the Restricted Period you have a Termination of Service by reason of voluntary quit or resignation, or if you are terminated for Cause, or if you have a Termination of Service for any reason other than as set forth in Section 4, 5, or 6 above or Section 10 below, as determined by the Committee, then you shall thereupon forfeit any Restricted Stock Units that are still in a Restricted Period on your termination date.  For purposes of this Section 7, "Cause" means any one or more of the following, as determined by the Committee in its sole discretion:
(a)	your commission of a felony or any crime of moral turpitude;

(b)	your dishonesty or material violation of standards of integrity in the course of fulfilling your employment duties to the Company or any Affiliate;
(c)	your material violation of a material written policy of the Company or any Affiliate violation of which is grounds for immediate termination;
(d)
your willful and deliberate failure to perform your employment duties to the Company or any Affiliate in any material respect, after reasonable notice of such failure and an opportunity to correct it; or

(e)
your failure to comply in any material respect with the Foreign Corrupt Practices Act, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and the Truth in Negotiations Act, or any rules or regulations thereunder.

8.            Settlement of Vested Restricted Stock Units.  Subject to the requirements of Section 13 below, as promptly as practicable after the applicable Vesting Date, whether occurring upon your Separation from Service or otherwise, but in no event later than 75 days after the Vesting Date, the Company shall transfer to you one share of Common Stock for each Restricted Stock Unit becoming vested at such time, net of any applicable tax withholding requirements in accordance with Section 10 below; provided, however, that, if you are a Specified Employee at the time of Separation from Service, then to the extent your Restricted Stock Units are deferred compensation subject to Section 409A of the Code, settlement of which is triggered by your Separation from Service (other than for death), payment shall not be made until the date which is six months after your Separation from Service.  Fractional shares shall be settled in cash at the same time as your shares of Common Stock are delivered.
9.            Settlement Following Change in Control.  Notwithstanding any provision of this Agreement to the contrary, the Company may, in its sole discretion, fulfill its obligation with respect to all or any portion of the Restricted Stock Units that become vested in accordance with Section 6 above, by:
(a)
delivery of (i) the number of shares of Common Stock that corresponds with the number of Restricted Stock Units that have become vested or (ii) such other ownership interest as such shares of Common Stock that correspond with the vested Restricted Stock Units may be converted into by virtue of the Change in Control transaction;

(b)	payment of cash in an amount equal to the fair market value of the Common Stock that corresponds with the number of vested Restricted Stock Units at that time; or
(c)
delivery of any combination of shares of Common Stock (or other converted ownership interest) and cash having an aggregate fair market value equal to the fair market value of the Common Stock that corresponds with the number of Restricted Stock Units that have become vested at that time.

Settlement shall be made as soon as practical after the Restricted Stock Units become fully vested under Section 7, but in no event later than 30 days after such date.
10.            Tax Withholding.  The Company may make such provisions and take such actions as it may deem necessary or appropriate for the withholding of any Federal, state, local income and employment taxes and other taxes required by law to be withheld with respect to the Restricted Stock Units, including, but not limited to, deducting the amount of any such withholding taxes from the amount to be paid hereunder, whether in Common Stock or in cash, or from any other amount then or thereafter payable to you, or requiring you or your beneficiary or legal representative to pay to the Company the amount required to be withheld or to execute such documents as the Committee or its designee deems necessary or desirable to enable the Company to satisfy its withholding obligations.  The Company may refuse to deliver Common Stock if you, your beneficiary or legal representative fail to comply with your or its obligations under this Section.  Regardless of any action the Company takes with respect to any or all income tax, social security, payroll tax, payment on account or other tax-related withholding ("Taxes") that you are required to bear pursuant to all applicable laws, any and all Taxes are your responsibility.
11.            Nontransferability.  During the Restricted Period and thereafter until Common Stock is transferred to you in settlement thereof, you may not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Restricted Stock Units whether voluntarily or involuntarily or by operation of law, other than by beneficiary designation effective upon your death, or by will or by the laws of intestacy.
12.            Rights as Shareholder.  You shall have no rights as a shareholder of the Company with respect to the Restricted Stock Units until such time as a certificate of stock for the Common Stock issued in settlement of such Restricted Stock Units has been issued to you or such shares of Common Stock have been recorded in your name in book entry form. Until that time, you shall not have any voting rights with respect to the Restricted Stock Units.  Except as provided in Section 9 above, no adjustment shall be made for dividends or distributions or other rights with respect to such shares for which the record date is prior to the date on which you become the holder of record thereof.  Anything herein to the contrary notwithstanding, if a law or any regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Company or you to take any action before shares of Common Stock can be delivered to you hereunder, then the date of delivery of such shares may be delayed accordingly.
13.            Securities Laws.  If a Registration Statement under the Securities Act of 1933, as amended, is not in effect with respect to the shares of Common Stock to be delivered pursuant to this Agreement, you hereby represent that you are acquiring the shares of Common Stock for investment and with no present intention of selling or transferring them and that you will not sell or otherwise transfer the shares except in compliance with all applicable securities laws and requirements of any stock exchange on which the shares of Common Stock may then be listed.
14.            Change in Common Stock.  In the event of any change in Common Stock, by reason of any stock dividend, recapitalization, reorganization, split-up, merger, consolidation, exchange of shares, or of any similar change affecting Common Stock, the number of Restricted Stock Units subject to this Agreement shall be equitably adjusted by the Committee.
15.            No Guarantee of Employment.  Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any of its subsidiaries to terminate your employment at any time, nor confer upon your or any employee any right to continue in the employ of the Company or any of its subsidiaries.  No employee shall have a right to be selected to be granted Restricted Stock Units or any other Award under the Plan.
16.            Committee Authority; Recoupment.  It is expressly understood that the Committee is authorized to administer, construe and make all determinations necessary or appropriate for the administration of the Plan and this Agreement, including the enforcement of any recoupment policy, all of which shall be binding upon you and any claimant.  Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.
17.            Non-Competition, Non-Solicitation and Confidentiality.  As a condition to the receipt of this Restricted Stock Unit Award, you must agree to the Non-Competition, Non-Solicitation and Confidentiality Agreement attached hereto as Exhibit A by executing that Agreement.  Failure to execute and return the Non-Competition, Non-Solicitation and Confidentiality Agreement within 120 days of the Award Date shall constitute your decision to decline to accept this Restricted Stock Unit Award.
18.            Amendment or Modification, Waiver.  Except as set forth in the Plan, no provision of this Agreement may be amended or waived unless the amendment or waiver is agreed to in writing, signed by you and by a duly authorized officer of the Company. No waiver of any condition or provision of this Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.
19.            Governing Law and Jurisdiction.  This Agreement is governed by the substantive and procedural laws of the state of Illinois.  You and the Company shall submit to the exclusive jurisdiction of, and venue in, the courts in Illinois in any dispute relating to this Agreement.
20.            Conformity with Applicable Law.  If any provision of this Agreement is determined to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement or the validity, legality or enforceability of such provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
21.            Successors.  This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon your death, acquire any rights hereunder.
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This Agreement contains highly sensitive and confidential information.  Please handle it accordingly.

Please read the attached Exhibit A.  Once you have read and understood this Agreement and Exhibit A, please click the acceptance box to certify and confirm your agreement to be bound by the terms and conditions of this Agreement and Exhibit A, and to acknowledge your receipt of the Prospectus, the Plan and this Agreement and your acceptance of the terms and conditions of the Restricted Stock Unit Award granted hereunder.
WALGREEN CO.

By            _________________________
_________________________

EXHIBIT A
WALGREEN CO. NON-COMPETITION, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT
This Exhibit forms a part of the Restricted Stock Unit Agreement covering Restricted Stock Units awarded to an employee of Walgreen Co., on behalf of itself, its affiliates, subsidiaries, and successors (collectively referred to as "Employee" and the "Company").
WHEREAS, the Company develops and/or uses valuable business, technical, proprietary, customer and patient information it protects by limiting its disclosure and by keeping it secret or confidential;
WHEREAS, Employee acknowledges that during the course of employment, he or she has or will receive, contribute, or develop such confidential information; and
WHEREAS, the Company desires to protect from its competitors such confidential information and also desires to protect its legitimate business interests and goodwill in maintaining its employee and customer relationships.
NOW THEREFORE, in consideration of the Restricted Stock Unit Award issued to Employee pursuant the Agreement to which this is attached as Exhibit A, Employee agrees to be bound by the terms of this Agreement:
1.            Confidentiality.  I understand that during the course of my employment with the Company, I have or will have access to the Company's Confidential Information, meaning information which is not generally ascertainable by proper means by the public, or which has limited disclosure within the Company, or which is treated or designated as confidential; the disclosure of which could reasonably be harmful to the Company's legitimate business interests.
I understand that "Confidential Information" includes, but is not limited to, the following:
(a)	business or marketing plans, trade secrets, selling and pricing procedures and techniques, customer records,
(b)	customer lists, requirements, and information,
(c)	databases and software developed or used by the Company, financial information and projections, and other information for which the Company has assumed an obligation of confidentiality.
I agree to only use the Company's Confidential Information as necessary to perform my job during my employment with the Company.  I agree not to disclose any Confidential Information to anyone outside the Company without the Company's prior written consent, unless as necessary to perform my job during my employment with the Company.  I agree that these obligations apply during my employment with the Company and at all times thereafter.
2.        Non-Competition.  I agree that during my employment with the Company and for one year after the termination of my employment, I will not, directly or indirectly, invest in, own, operate, finance, control, or provide Competing Services to any Competing Business Line, in both cases as defined below.  I understand that the restrictions in this paragraph apply no matter whether my employment is terminated by me or the Company and no matter whether that termination is voluntary or involuntary.  The above restrictions shall not apply to passive investments of less than 5% ownership interest in any entity. I understand that the term "Competing Business Line" used in this Agreement means any business that is in competition with any business engaged in by the Company with respect to which I provide substantial services during the last two years of my employment with the Company.
I understand that I will be deemed to be providing "Competing Services" if the nature of such services are sufficiently similar in position scope and geographic scope to any position held by me during the last two years of my employment with the Company, such that my engaging in such services on behalf of a Competing Business Line may pose competitive harm to the Company.
3.            Non-Solicitation.  I agree that during my employment with the Company and for two years after the termination of my employment, I will not solicit or service any of the Company's customers or referral sources for a Competing Business Line; solicit or otherwise encourage any Company employees to leave the Company to work for a Competing Business Line; or hire any Company employees on behalf of a Competing Business Line.  I understand that the restrictions in this paragraph apply no matter whether my employment is terminated by me or the Company and no matter whether that termination is voluntary or involuntary.  I understand that the term "customer" used in this Agreement means any patient or other customer or prospective customer of any Company business unit with respect to which I provide substantial services during the last two years of my employment with the Company.
4.            Non-Inducement.  I will not directly or indirectly assist or encourage any person or entity in carrying out or conducting any activity that would be prohibited by this Agreement if such activity were carried out or conducted by me.
5.            Nondisparagement.  I agree (whether or not I am then an Employee) not to make negative comments or otherwise disparage the Company, its Affiliates, or any of their officers, directors, employees, shareholders, members, agents or products other than in the good faith performance of my duties to the Company and its Affiliates while I am employed by the Company and its Affiliates and thereafter.  The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings).
6.            Return of Company Property.  I agree that I will not take any of the Company's property or information with me when I leave the Company's employ, no matter what form that property or information is in and no matter how I acquired it.  When my employment with the Company terminates, I will immediately return to the Company any and all Company information, documents, and electronics.
7.            Consideration and Acknowledgments.  Employee acknowledges and agrees that the covenants described in this Agreement are essential terms, and the underlying Restricted Stock Unit Award would not be provided by the Company in the absence of these covenants.  Employee further acknowledges that these covenants are supported by adequate consideration as set forth in this Agreement, that full compliance with these covenants will not prevent Employee from earning a livelihood following the termination of his or her employment, and that these covenants do not place undue restraint on Employee and are not in conflict with any public interest.  Employee further acknowledges and agrees that Employee fully understands these covenants, has had full and complete opportunity to discuss and resolve any ambiguities or uncertainties regarding these covenants before signing this Agreement, that these covenants are reasonable and enforceable in every respect, and has voluntarily agreed to comply with these covenants for their stated term.  Employee agrees that in the event he or she is offered employment with a Competing Business at any time in the future, Employee shall immediately notify the Competing Business of the existence of the covenants set forth above.
8.            Enforceability; General Provisions.
(a)	I agree that the restrictions contained in this Agreement are reasonable and necessary to protect the Company's legitimate business interests and that full compliance with the terms of this Agreement will not prevent me from earning a livelihood following the termination of my employment, and that these covenants do not place undue restraint on me.
(b)	Because the Company's current base of operations is in Illinois, I consent to the jurisdiction of the state and federal courts of Illinois with respect to any claim arising out of this Agreement.
(c)	Because the Company's current base of operations is in Illinois, I agree that this Agreement shall be governed by the laws of Illinois without regard to its choice of law rules.
(d)	In the event of a breach or a threatened breach of this Agreement, I acknowledge that the Company will face irreparable injury which may be difficult to calculate in dollar terms and that the Company shall be entitled, in addition to all remedies otherwise available in law or in equity, to temporary restraining orders and preliminary and final injunctions enjoining such breach or threatened breach in any court of competent jurisdiction without the necessity of posting a surety bond, as well as to obtain an equitable accounting of all profits or benefits arising out of any violation of this Agreement.
(e)	I agree that if a court determines that any of the provisions in this Agreement is unenforceable or unreasonable in duration, territory, or scope, then that court shall modify those provisions so they are reasonable and enforceable, and enforce those provisions as modified.
(f)	If any phrase or provision of this Agreement is declared invalid or unenforceable by a court of competent jurisdiction, that phrase, clause or provision shall be deemed severed from this Agreement, and will not affect the enforceability of any other provisions of this Agreement, which shall otherwise remain in full force and effect.
(g)	Notwithstanding the foregoing provisions of this Agreement, the non-competition provisions of Paragraph 2 above shall not restrict Employee from performing legal services as a licensed attorney for a Competing Business to the extent that the attorney licensure requirements in the applicable jurisdiction do not permit Employee to agree to the otherwise applicable restrictions of Paragraph 2.
(h)	Waiver of any of the provisions of this Agreement by the Company in any particular instance shall not be deemed to be a waiver of any provision in any other instance and/or of the Company's other rights at law or under this Agreement.
(i)	I agree that the Company may assign this Agreement to its successors and that any such successor may stand in the Company's shoes for purposes of enforcing this Agreement.
(j)	I agree to reimburse Company for all attorneys' fees, costs, and expenses that it reasonably incurs in connection with enforcing its rights and remedies under this Agreement, but only to the extent the Company is ultimately the prevailing party in the applicable legal proceedings.
(k)	If I violate this Agreement, then the restrictions set out in Paragraphs 2 - 5 shall be extended by the same period of time as the period of time during which the violation(s) occurred.
(l)	I fully understand my obligations in this Agreement, have had full and complete opportunity to discuss and resolve any ambiguities or uncertainties regarding these covenants before signing this Agreement, and have voluntarily agreed to comply with these covenants for their stated terms.
9.            Relationship of Parties.  I acknowledge that my relationship with the Company is "terminable at will" by either party and that the Company or I can terminate the relationship with or without cause and without following any specific procedures.  Nothing contained in this Agreement is intended to or shall be relied upon to alter the "terminable at will" relationship between the parties.
10.            Modifications and Other Agreements.  I agree that the terms of this Agreement may not be modified except by a written agreement signed by both me and the Company.  This Agreement shall not supersede any other restrictive covenants to which I may be subject under an employment contract, benefit program or otherwise, such that the Company may enforce the terms of any and all restrictive covenants to which I am subject.
11.            Notification.  I agree that in the event I am offered employment at any time in the future with any entity that may be considered a Competing Business Line, I shall immediately notify such Competing business of the existence and terms of this Agreement.  I also understand and agree that the Company may notify anyone later employing me of the existence and provisions of this Agreement.
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By clicking the acceptance box for this grant agreement, I acknowledge receipt of the Restricted Stock Unit Agreement to which this Agreement is attached as Exhibit A, and I agree to the terms and conditions expressed in this Agreement.

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